UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2024 (July 24, 2024)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2024, Trinity Place Holdings Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), at which shareholders approved, among other things, an amendment to the Trinity Place Holdings Inc. 2015 Stock Incentive Plan to increase the number of shares of common stock available for awards under such plan by 2,000,000 shares (as amended, the “Amended Plan”). A description of the Amended Plan is included in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the Amended Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 24, 2024, the Company held its 2024 Annual Meeting. The final voting results for each of the matters submitted to a stockholder vote at the 2024 Annual Meeting are set forth below:

1.	The holders of the Company’s common stock elected one director to serve a two-year term until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified or his earlier resignation or removal, based on the following voting results:

Director	For	Against	Abstentions	Broker Non-Votes
Alexander C. Matina	48,360,062	0	477,128	7,756,491

The holder of the Company’s single share of special stock elected one director to serve a two-year term until the Company’s 2026 annual meeting of stockholders and until her successor is duly elected and qualified or her earlier resignation or removal, based on the following voting results:

Director	For	Against	Abstentions	Broker Non-Votes
Joanne Minieri	1	0	0	0

2.	The holders of the Company’s common stock ratified the selection of BDO USA, P.C. as the Company’s independent auditors for the year ending December 31, 2024, based on the following voting results:

For	Against	Abstentions	Broker Non-Votes
56,201,312	313,839	78,530	0

3.	The holders of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results::

For	Against	Abstentions	Broker Non-Votes
47,351,410	1,471,308	14,472	7,756,491

4.	The holders of the Company’s common stock approved the Amended Plan, based on the following voting results:

For	Against	Absentions	Broker Non-Votes
47,583,691	1,235,555	17,944	7,756,491

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Trinity Place Holdings Inc. 2015 Stock Incentive Plan (as amended, effective June 11, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: July 25, 2024	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer